CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO

Schedule of investments (unaudited)	September 30, 2019

SECURITY	SHARES	VALUE
COMMON STOCKS - 97.7%
COMMUNICATION SERVICES - 8.2%
Diversified Telecommunication Services - 2.0%
Verizon Communications Inc.	148,445	$8,960,140

Entertainment - 1.7%
Walt Disney Co.	59,880	7,803,562

Interactive Media & Services - 1.7%
Alphabet Inc., Class C Shares	6,305	7,685,795	*

Media - 2.8%
Comcast Corp., Class A Shares	283,100	12,762,148

TOTAL COMMUNICATION SERVICES		37,211,645

CONSUMER DISCRETIONARY - 6.0%
Automobiles - 1.3%
General Motors Co.	152,920	5,731,442

Hotels, Restaurants & Leisure - 1.6%
McDonald’s Corp.	34,680	7,446,143

Specialty Retail - 3.1%
Home Depot Inc.	59,820	13,879,436

TOTAL CONSUMER DISCRETIONARY		27,057,021

CONSUMER STAPLES - 12.6%
Beverages - 4.0%
Anheuser-Busch InBev SA/NV, ADR	107,190	10,199,129
Coca-Cola Co.	148,460	8,082,162

Total Beverages		18,281,291

Food & Staples Retailing - 2.5%
Sysco Corp.	43,910	3,486,454
Walmart Inc.	66,670	7,912,396

Total Food & Staples Retailing		11,398,850

Food Products - 3.8%
Mondelez International Inc., Class A Shares	147,570	8,163,572
Nestle SA, ADR	83,750	9,078,500

Total Food Products		17,242,072

Household Products - 2.3%
Procter & Gamble Co.	82,040	10,204,135

TOTAL CONSUMER STAPLES		57,126,348

ENERGY - 5.9%
Oil, Gas & Consumable Fuels - 5.9%
Enbridge Inc.	170,929	5,996,189
Exxon Mobil Corp.	59,350	4,190,704

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	SHARES	VALUE
Oil, Gas & Consumable Fuels - (continued)
Kinder Morgan Inc.	440,220	$9,072,934
Williams Cos. Inc.	303,370	7,299,082

TOTAL ENERGY		26,558,909

FINANCIALS - 18.5%
Banks - 7.6%
Bank of America Corp.	264,350	7,711,089
JPMorgan Chase & Co.	84,980	10,001,296
PNC Financial Services Group Inc.	45,280	6,346,445
US Bancorp	100,840	5,580,486
Wells Fargo & Co.	94,010	4,741,864

Total Banks		34,381,180

Capital Markets - 4.3%
Apollo Global Management Inc.	132,500	5,011,150
Blackstone Group Inc., Class A Shares	293,970	14,357,495

Total Capital Markets		19,368,645

Diversified Financial Services - 1.6%
Berkshire Hathaway Inc., Class B Shares	34,180	7,110,124	*

Insurance - 5.0%
American International Group Inc.	144,430	8,044,751
MetLife Inc.	156,356	7,373,749
Travelers Cos. Inc.	48,760	7,250,124

Total Insurance		22,668,624

TOTAL FINANCIALS		83,528,573

HEALTH CARE - 7.8%
Health Care Providers & Services - 1.3%
UnitedHealth Group Inc.	27,030	5,874,160

Pharmaceuticals - 6.5%
Johnson & Johnson	67,350	8,713,743
Merck & Co. Inc.	131,610	11,078,930
Pfizer Inc.	123,990	4,454,961
Zoetis Inc.	40,450	5,039,665

Total Pharmaceuticals		29,287,299

TOTAL HEALTH CARE		35,161,459

INDUSTRIALS - 11.6%
Aerospace & Defense - 4.4%
Raytheon Co.	46,788	9,179,338
United Technologies Corp.	79,720	10,883,374

Total Aerospace & Defense		20,062,712

Air Freight & Logistics - 2.3%
United Parcel Service Inc., Class B Shares	86,170	10,324,890

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY	SHARES	VALUE
Commercial Services & Supplies - 2.0%
Waste Management Inc.	80,330	$9,237,950

Industrial Conglomerates - 1.3%
3M Co.	34,290	5,637,276

Road & Rail - 1.6%
Union Pacific Corp.	44,780	7,253,464

TOTAL INDUSTRIALS		52,516,292

INFORMATION TECHNOLOGY - 13.6%
Communications Equipment - 0.7%
Cisco Systems Inc.	63,580	3,141,488

IT Services - 3.9%
Mastercard Inc., Class A Shares	35,890	9,746,647
Visa Inc., Class A Shares	44,440	7,644,125

Total IT Services		17,390,772

Semiconductors & Semiconductor Equipment - 2.2%
Intel Corp.	44,440	2,289,993
Texas Instruments Inc.	58,800	7,599,312

Total Semiconductors & Semiconductor Equipment		9,889,305

Software - 4.2%
Microsoft Corp.	136,730	19,009,572

Technology Hardware, Storage & Peripherals - 2.6%
Apple Inc.	53,329	11,944,096

TOTAL INFORMATION TECHNOLOGY		61,375,233

MATERIALS - 7.8%
Chemicals - 5.4%
Ecolab Inc.	36,850	7,297,774
Linde PLC	44,440	8,608,917
PPG Industries Inc.	73,490	8,709,300

Total Chemicals		24,615,991

Construction Materials - 1.7%
Vulcan Materials Co.	49,490	7,484,867

Containers & Packaging - 0.7%
International Paper Co.	70,160	2,934,091

TOTAL MATERIALS		35,034,949

REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 2.1%
American Tower Corp.	43,220	9,557,239

See Notes to Schedule of Investments.

CLEARBRIDGE VARIABLE DIVIDEND STRATEGY PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2019

SECURITY		SHARES	VALUE
UTILITIES - 3.6%
Electric Utilities - 2.6%
Edison International		65,902	$4,970,329
NextEra Energy Inc.		29,260	6,817,287

Total Electric Utilities			11,787,616

Multi-Utilities - 1.0%
WEC Energy Group Inc.		48,750	4,636,125

TOTAL UTILITIES			16,423,741

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $247,777,761)			441,551,409

	RATE
SHORT-TERM INVESTMENTS - 2.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class (Cost - $10,139,180)	1.810%	10,139,180	10,139,180

TOTAL INVESTMENTS - 100.0% (Cost - $257,916,941)			451,690,589
Other Assets in Excess of Liabilities - 0.0%			77,670

TOTAL NET ASSETS - 100.0%			$451,768,259

*	Non-income producing security.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Portfolio’s investments as of the date of the schedule. Other information regarding the Portfolio is available in the Portfolio’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

ClearBridge Variable Dividend Strategy Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

Notes to Schedule of Investments (unaudited) (continued)

owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$441,551,409	—	—	$441,551,409
Short-Term Investments†	10,139,180	—	—	10,139,180

Total Investments	$451,690,589	—	—	$451,690,589

†	See Schedule of Investments for additional detailed categorizations.